UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 10, 2011 (May 4, 2011)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of the company, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, was held on May 4, 2011.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non- Votes

Mary T. Barra	312,902,792	820,533	1,038,898	25,141,522

Nicholas D. Chabraja	311,512,220	2,284,590	965,413	25,141,522

James S. Crown	291,528,491	22,138,029	1,095,703	25,141,522

William P. Fricks	306,769,394	6,972,581	1,020,248	25,141,522

Jay L. Johnson	311,179,445	2,592,760	990,018	25,141,522

George A. Joulwan	304,807,740	8,932,815	1,021,668	25,141,522

Paul G. Kaminski	304,891,116	8,865,227	1,005,881	25,141,522

John M. Keane	313,206,755	538,843	1,016,625	25,141,522

Lester L. Lyles	311,270,696	2,453,422	1,038,105	25,141,522

William A. Osborn	313,042,701	688,938	1,030,584	25,141,522

Robert Walmsley	313,164,052	582,671	1,015,500	25,141,522

The results of voting on Proposals 2 through 6 (as numbered in the company’s 2011 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2011.

	For	Against	Abstain	Broker Non- Votes
Approval of KPMG as Independent Auditors	335,856,670	3,060,941	986,134	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2011 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non- Votes
Advisory Vote on Executive Compensation	269,993,922	40,627,624	4,140,677	25,141,522

Proposal 4. Shareholders recommended, on an advisory basis, that Future Advisory Compensation Votes (as defined in the 2011 Proxy Statement) be held every year.

	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-votes
Advisory Vote on Frequency of Future Advisory Compensation Votes	180,256,473	1,315,664	132,705,042	485,045	25,141,522

The Board of Directors intends, consistent with the above vote, to hold Future Advisory Compensation Votes every year.

Proposal 5. Shareholders rejected a shareholder proposal requesting management review policies related to human rights and to report its findings by December 2011.

	For	Against	Abstain	Broker Non- Votes
Shareholder Proposal with regard to Human Rights Policy	55,268,952	216,465,262	43,028,009	25,141,522

Proposal 6. Shareholders rejected a shareholder proposal requesting that the board take the steps necessary to amend the company’s bylaws and each appropriate governing document to give holders of 10% of the company’s outstanding common stock the power to call a special shareholder meeting.

	For	Against	Abstain	Broker Non- Votes
Shareholder Proposal with regard to Special Shareholder Meetings	121,536,311	191,987,702	1,238,210	25,141,522

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Jason W. Aiken
Jason W. Aiken Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: May 10, 2011